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                                                                   EXHIBIT 10.16


                   FIBER OPTIC CABLE ON FREEWAYS IN MISSOURI
                                THIRD AMENDMENT


     This third amendment to the Agreement executed July 29, 1994 is entered into by the Missouri Highway and Transportation Commission (hereinafter the "MHTC") and Digital Teleport, Inc (hereinafter the "Fiber Optic Contractor", or "FOC").

     WITNESSETH:

     WHEREAS, it is to the mutual benefit of the parties to modify the July 29, 1994 Agreement, by providing additional locations for the FOC to install its fiber optic cable and related equipment outside of existing utility corridors on MHTC highway right-of-way, in certain locations which provide further IVHS (now "Intelligent Transportation System" or "ITS") resources for MHTC and its state highway and transportation system; and

     WHEREAS, it is to the mutual benefit of the parties for the FOC to receive these additions to the Fiber Optic Cable System, in return for MHTC having that system fully connected to all Missouri Department of Transportation (MoDOT) District headquarters office buildings at no additional expense to MHTC;

     NOW, THEREFORE, in consideration of these mutual covenants, promises and representations, the parties agree as follows:

     (1) AMENDMENTS: The original Agreement, as previously modified by a first and second amendment to that Agreement, is further amended as follows:

     (A) Section (1), "DEFINITIONS", is amended by adding a subsection (CC), "System Additions", to read as follows:

     (CC) System Additions:  Those proposed Fiber Optic
          Cable System builds that are agreed to by MHTC and FOC, which were not designated on the original freeway system designated in the Agreement, but which are now considered necessary to support that system and the MHTC's intent in developing that system.

     (B) Section (1), "DEFINITIONS", is further amended by modifying its subsection "H", adding a new "Exhibit D", so that the subsection now reads in full as follows:

     (H)  Exhibit A: Three Phase Construction Plan

          Exhibit B: Fiber Optic Terminal Equipment location and Schedules for Three Phases

          Exhibit C:  Technical Interface Design

          Exhibit D:  System Additions


     (C) Section (7), "EASEMENT GRANT AND CONSTRUCTION GUIDELINES", is amended by adding a subsection (H), to read as follows:

     (H) Commencing no later than January 1, 1997, the FOC shall physically mark the surface location of the existing buried cable or conduit on an on-



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      going basis until all locations are marked in a manner acceptable and approved by MHTC's Division Engineer for Traffic. Cable or conduit which are placed after October 1, 1996, that are shown in Exhibits A and B shall be marked by the FOC within sixty (60) calendar days after burial of the cable or conduit. Cable or conduit placed as shown in Exhibit D shall be marked by the FOC within forty-five (45) calendar days after burial of the cable or conduit, if any of the locations are not within the existing utility corridor. The surface location of cable or conduit buried within the utility corridor may (but need not be) physically marked in the same manner.

      (D) Section (7), "EASEMENT GRANT AND CONSTRUCTION GUIDELINES", is further amended by adding a subsection (I), to read as follows:

      (I) All terms and conditions of this Agreement will govern and apply to all system additions (as shown in Exhibit D), except that any such system additions shall be relocated at the expense of the FOC, if relocation is deemed necessary by the MHTC or by its Commission Representative designated in Section (29) of this Agreement.

      (E) Section (11), "INSTALLATION", is amended by adding a subsection (D), which subsection reads as follows:

      (D)  System Additions:

           1. Without regard to the FOC's timetable for the completion of Phases 1, 2 and 3, the installation of those system additions described in Exhibit D must be completed by the FOC no later than July 31, 1998. If the system additions are not completely installed and operational on the designated routes and locations, the FOC must provide alternative, comparable and acceptable service to the MHTC no later than July 31, 1998. At the sole option of the MHTC, if any system additions are incomplete and no alternate, comparable and acceptable service is provided by the FOC by July 31, 1998, under this Agreement and Exhibit D, any partial Fiber Optic Cable System installations within those designated routes may be reconsidered for disposition by the MHTC. If an alternate service is provided to a designated route shown in Exhibit D, the designated route shown in Exhibit D may be removed at any time after July 31, 2000, at the sole discretion of the MHTC.


           2. Further, the FOC shall connect all of the MoDOT District Headquarters office buildings to the Fiber Optic Cable System either from the original system, the system additions, or by other means of access, no later than July 31, 1998. The FOC's obligation shall be to connect the system to the exterior of one such building within each district headquarters complex at a location to be specified by the Division Engineer for Traffic. The authority to install any system additions in locations outside of the utility corridor is conditioned upon compliance with this provision.

      (2) EXTENSIONS FOR WORK TO BE COMPLETED BY THE FOC: At the sole option of the MHTC, the MHTC may allow an extension of time for the FOC to complete the work required under this Agreement or in any of the amendments to the Agreement. The FOC shall formally request an extension in writing to the MHTC regarding such an

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extension.  The MHTC will respond in writing to the FOC regarding the FOC's request for an extension to complete any of the required work.

     (3) NAME CHANGE OF HIGHWAY AND TRANSPORTATION DEPARTMENT: With the enactment of H.B. 991, effective August 28, 1996, the "department of highways and transportation" is to be known as the Department of Transportation." As a result, any references in the Agreement or in any of the previous amendments to the Missouri Highway and Transportation Department (MHTD) shall now be referred to the Missouri Department of Transportation (MoDOT).

     (4) REAFFIRMATION OF CONTRACT AS AMENDED: Except as they may be amended by this third amendment, all other terms and conditions of the original Agreement, and those contained in the first and second amendments to that Agreement, shall remain in full force and effect.




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     IN WITNESS WHEREOF, the parties have entered into this agreement on the date last written below.




   Executed by Digital Teleport, Inc. this 4th day of October, 1996.

   Executed by MHTC this 9th  day of October, 1996.

MISSOURI HIGHWAY AND
TRANSPORTATION COMMISSION             DIGITAL TELEPORT, INC.


By: /s/ Gary Chullino                 By /s/ Richard D. Weinstein
    ------------------------             ----------------------------
                                      Richard D. Weinstein, President
Title: Deputy Chief Engineer

Attest:                               Attest:


/s/ Mari Ann Winters                  By: /s/ Richard D. Weinstein
----------------------------              ---------------------------
Secretary to the Commission
                                      Title: Sec'y
                                             ------------------------

Approved as to Form:                  Approved as to Form:


/s/ Robert M. Hibbs                   /s/ Richard S. Brownlee III
----------------------------          -------------------------------
Commission Counsel                    Richard S. Brownlee, III
                                      Attorney at Law




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                                SYSTEM ADDITIONS


St. Louis Metropolitan Area Additions
(1)  Route 367 - Route 67 from I-270 to Mississippi River
(2)  Route 94 from I-70 to Route 40/I-64

Outside Additions
(1)  Route 60 from Route 65 to Route 76 (Willow Springs)
(2)  Route 61 from I-70 to Route 36 (Hannibal)
(3)  Route 63 from I-70 to Route 36 (Macon)
(4)  Route 65 from I-44 to the Arkansas state line
     (including Route 765 in Branson)
(5) Route 71 from I-435 to I-44 and continuing to Arkansas state line (future I-49)

























     EXHIBIT D